Lease Agreement
Party A (Leaser): Hou Xiuying
Party B (Leasee): Tonghua Tongdetang Pharmaceutical & Medicinal Material Co., Ltd.
1.
Party A Leases No. 101, No. 1 Building of Fengze Yuan to Party B, covering the area of 300 square meters; Party A shall pay for all the water and electricity fees, heating fees as well as other fees during the lease term.

2.
The lease term covers three tears, from Dec. 1, 2010 to Dec. 1, 2013. After the lease term expires, Party B has the priority to lease the property under same condition; if Party B doesn’t intend to lease the property, it shall notify Party A in advance of one month.

3.	The rent is 64,800.00 Yuan annually.
4.	After signing the agreement, Party B shall pay 5,400.00 Yuan as the deposit, and if Party B intends to terminate the lease term in advance, the deposit will not be returned.
5.
Party B shall pay attention to the fireproofing, guard against theft, electric proofing and water-proofing, and guarantee the good condition of the property; if Party B causes the loss of the property, it shall compensate for Party A.

6.	At the expiration of the lease term, if there is no owning fee and house damage, the deposit shall be returned to Party B.
7.	With permission of Party A, Party B shall not privately sublease, lend or exchange during the lease term, and shall not engage in illegal activities, otherwise Party B shall bear the liability.
8.
The Contract shall be observed and performed together by both parties based on the principles of voluntary negotiation and equality. Disputes aroused shall be solved by negotiation; if the negotiation fails, it shall appeal to the court in Dongchang District of Tonghua City for solution. If one party breaks the Contract, it shall be solved according to the compensation of the Contract.

9.	The Contract shall come into force after agreed and signed by both parties. The Contract has two copies, with Party A and Party B holding one respectively, covering equal legal force.

Signature of Party A: Hou Xiuying

Signature of Party B: Tonghua Tongdetang Pharmaceutical & Medicinal Material Co., Ltd. (Seal)

November 28, 2010

房屋出租协议书

甲方（房主）：侯秀英

乙方（租房人）：通化同德堂医药药药材有限公司

一、甲方将丰泽园 1 号楼 101 号租给乙方，面积 300 平，在租房期间的水电费、取暖费及其他一切费用由甲方负责交纳。

二、租期为 3 年，即 2010 年 12 月 1 日至 2013 年 12 月 1 日止，租用期满后，甲方在同等条件下，乙方有优先租用权，乙方如不租用房屋，必须提前一个月通知甲方。

三、每年租金为陆万肆仟捌佰元整（64,800.00）。按年度交。

四、签订协议后，乙方向甲方交抵押金为伍仟肆佰元整（5,400.00），如乙方提前退租，抵押金不退。

五、乙方应注意防火、防盗、防电、防漏水，并保证房屋完好无损，如因乙方原因造成损失须按价赔偿甲方。

六、到期后，如无欠费和房屋损坏，抵押金返还给乙方

七、乙方在租房期间未经甲方同意不得私自转租、转借或者出兑，不得利用此房从事非法活动，否则后果自负。

八、本合同应双方自愿协商平等的条件下共同遵守执行合同，如发生不必要的纠纷，应先协商后诉讼解决，诉讼地为通化市东昌区法院。如有一方违约，按本合同赔偿解决。

九、本合同在双方议可同意，甲、乙双方签字之日日生效。本合同一式二份，甲、乙双方各持一份，权利平等。

甲方签字：侯秀英

乙方签字：

2010 年 11 月 28 日